UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2017 (June 14, 2017)

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

3300 W. Camelback Road
Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 639-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 14, 2017, Grand Canyon Education, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.01 per share, voted in person or by proxy at the Annual Meeting was 43,643,951, representing approximately 91% of the 47,897,371 shares that were outstanding and entitled to vote. The following matters, which were described in the Company definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2017, were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each such matter is set forth below.

1)	The stockholders elected the nominees listed below as Directors of the Company, each to serve until the Company’s 2018 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified or until his or her earlier resignation or removal.

Director	For	Against	Abstain	Non Votes
Brian E. Mueller	42,007,131	373,514	31,849	1,231,817
Sara R. Dial	42,269,229	142,218	687	1,231,817
Jack A. Henry	42,391,028	20,419	687	1,231,817
Kevin F. Warren	42,385,717	25,830	587	1,231,817
David J. Johnson	42,409,467	1,980	687	1,231,817

2)	The stockholders approved the adoption of the 2017 Equity Incentive Plan.

	For	Against	Abstain	Broker Non Votes
2017 Equity Incentive Plan	39,853,794	2,547,160	11,180	1,231,817

3)	The stockholders approved, on an advisory basis, the compensation of our named executive officers.

	For	Against	Abstain	Broker Non Votes
Compensation of Officers	41,233,944	872,176	306,014	1,231,817

4)	The stockholders approved, on an advisory basis, the frequency of future advisory votes on executive compensation.

	Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non Votes
Frequency of Advisory Votes	38,680,247	3,694	3,721,768	6,425	1,231,817

5)	The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

	For	Against	Abstain
Ratification of KPMG LLP	43,593,504	49,947	500

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document

10.1	Grand Canyon Education Inc., 2017 Equity Incentive Plan (effective June 14, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.

Date: June 14, 2017	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Document

10.1	Grand Canyon Education Inc., 2017 Equity Incentive Plan (effective June 14, 2017).